UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 28, 2020 (December 23, 2020)

KemPharm, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Celebration Boulevard, Suite 103, Celebration, FL		34747
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (321) 939-3416

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMPH	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement.

On December 24, 2020, KemPharm, Inc., a Delaware corporation (the “Company”), entered into an Amendment to Facility Agreement, Notes and to December 2020 Exchange Agreement (the “Amendment”) with Deerfield Private Design Fund III, L.P. (“DPDF”) and Deerfield Special Situations Fund, L.P. (together with DPDF, the “Deerfield Holders”). The Amendment modifies certain specified terms of the December 2020 Exchange Agreement and Amendment to Facility Agreement, Notes and Investors’ Rights Agreement, dated as of December 20, 2020 (the “December 2020 Exchange Agreement”), between the Company and the Deerfield Holders, the Notes (as defined in the Amendment) and the Existing Facility Agreement (as defined in the Amendment), including to, among other things, amend the definition of “Required Note Holders” under the Notes and to amend the terms of the amendment to the definition of “Required Lenders” in the Existing Facility Agreement included in the December 2020 Exchange Agreement and to clarify that certain interest payment provisions in the Existing Facility Agreement will remain in effect unless and until certain amendments to the Existing Facility Agreement set forth in the December 2020 Exchange Agreement become effective.

The Amendment contains customary representations, warranties and covenants made by the Company.

The foregoing descriptions of the Amendment are a summary and are qualified in their entirety by Exhibit 10.1 attached hereto, which is incorporated by reference into this Item 1.01.

Item 8.01. Other Events

On December 23, 2020, each of Delaware Street Capital Master Fund, L.P. and M. Kingdon Offshore Master Fund, LP (together with the Deerfield Holders, the “Holders”) signed joinder agreements by which each such Holder agreed to become party to the December 2020 Exchange Agreement, as amended, and subject to the transactions contemplated thereunder. Accordingly, upon the terms and subject to the conditions set forth in the December 2020 Exchange Agreement, including the closing of the Company’s previously-announced public offering, (a) the Company will make a cash pre-payment of a portion of principal amount of the Notes held by the Holders equal to approximately $30.3 million, plus accrued interest if such payment is made on or after January 1, 2020, and (b) subject to the satisfaction or waiver of certain conditions specified in the December 2020 Exchange Agreement, including the making of the Holders’ debt repayment, issue shares of the Company’s Series B-2 Preferred Stock, par value $0.0001 per share (the “Series B-2 Preferred Stock”), and warrants exercisable for shares of the Company’s common stock (the “Exchange Warrants”), in exchange for the cancellation of the principal amount of the Notes owned by the Holders in an aggregate amount equal to the Cash Payment Amount, plus the Q4 PIK Interest Payment (as defined in the December 2020 Exchange Agreement) (such transaction, the “Exchange”). Upon payment of the Cash Payment Amount and completion of the Exchange, the Company anticipates that the aggregate principal amount of the outstanding Notes held by the Holders will be approximately $7.6 million.

A detailed description of the terms and conditions of the December 2020 Exchange Agreement, the Exchange, the Series B-2 Preferred Stock and the Exchange Warrants is included in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission December 21, 2020, which description is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements about the closing of the transactions contemplated under the Amendment and the December 2020 Exchange Agreement, including pre-payment of any portion of the Notes or the closing of the Exchange, and other statements containing the words “expect,” “intend,” “may,” “will,” and similar expressions. Such statements constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the uncertainties related to market conditions, uncertainties inherent in the operation of the Company’s business and such other factors as are set forth in the risk factors detailed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020. In addition, the forward-looking statements included in this Current Report on Form 8-K, including the press release and presentation incorporated herein by reference, represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Amendment to Facility Agreement, Notes and to December 2020 Exchange Agreement, dated as of December 24, 2020, by and among KemPharm, Inc., Deerfield Private Design Fund III, L.P. and Deerfield Special Situations Fund, L.P.

10.2	Joinder Agreement, dated as of December 23, 2020, by and between KemPharm, Inc. and Delaware Street Capital Master Fund, L.P.

10.3	Joinder Agreement, dated as of December 23, 2020, by and between KemPharm, Inc. and M. Kingdon Offshore Master Fund, LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KemPharm, Inc.
Date: December 28, 2020	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer